WHERE THERE’S A WSFS, THERE’S A WAY. 1 WSFS Financial Corporation Investor Overview August 2024 Exhibit 99.1

Forward Looking Statements & Non-GAAP Forward looking statements: This presentation contains estimates, predictions, opinions, projections and other "forward-looking statements" as that phrase is defined in the Private Securities Litigation Reform Act of 1995. Such statements include, without limitation, references to the Company's predictions or expectations of future business or financial performance as well as its goals and objectives for future operations, financial and business trends, business prospects, and management's outlook or expectations for earnings, revenues, expenses, capital levels, liquidity levels, asset quality or other future financial or business performance, strategies or expectations. The words “believe,” “expect,” “anticipate,” “plan,” “estimate,” “target,” “project” and similar expressions, among others, generally identify forward-looking statements. Such forward- looking statements are based on various assumptions (some of which may be beyond the Company's control) and are subject to significant risks and uncertainties (which change over time) and other factors, including the impacts related to or resulting from bank failures and other economic and industry volatility, including potential increased regulatory requirements and costs and potential impacts to macroeconomic conditions, the uncertain effects of geopolitical instability, armed conflicts, public health crises, inflation, interest rates and actions taken in response thereto on our business, results of operations, capital and liquidity, which could cause actual results to differ materially from those currently anticipated. Such risks and uncertainties are discussed in detail in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, Form 10-Q for the quarter ended March 31, 2024, and other documents filed by the Company with the Securities and Exchange Commission from time to time. We caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date on which they are made, and the Company disclaims any duty to revise or update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company for any reason, except as specifically required by law. As used in this presentation, the terms "WSFS", "the Company", "registrant", "we", "us", and "our" mean WSFS Financial Corporation and its subsidiaries, on a consolidated basis, unless the context indicates otherwise. Non-GAAP financial measures: This presentation contains financial measures determined by methods other than in accordance with accounting principles generally accepted in the United States (“GAAP”). These non-GAAP measures include core earnings per share (“EPS”), core efficiency ratio, pre-provision net revenue (“PPNR”), PPNR to average assets ratio, core PPNR to average assets ratio, core net revenue, core PPNR, core return on assets (“ROA”), core net interest income, core noninterest expense, tangible common book value (“TBV”), TBV excluding AOCI, tangible common equity (“TCE”), tangible assets, tangible equity, return on tangible common equity (“ROTCE”), core ROTCE, core fee revenue, core fee revenue ratio, effective AOCI, and coverage ratio including the estimated remaining credit marks. The Company’s management believes that these non-GAAP measures provide a greater understanding of ongoing operations, enhance comparability of results of operations with prior periods and show the effects of significant gains and charges in the periods presented. The Company’s management believes that investors may use these non-GAAP measures to analyze the Company’s financial performance without the impact of unusual items or events that may obscure trends in the Company’s underlying performance. This non-GAAP data should be considered in addition to results prepared in accordance with GAAP, and is not a substitute for, or superior to, GAAP results. For a reconciliation of these non- GAAP measures to their comparable GAAP measures, see the Appendix. 2

Why Invest in WSFS?

WSFS Financial Corporation

Delivering top-quintile financial performance

1 Commitment to long-term sustainable high performance:

- Core ROA ranked 78th percentile in 2022, 80th percentile in 2023, and 82nd percentile in 1H24 vs. KRX Peers[1,2]
- Returned 63% of earnings over the past five calendar years and 58% in 1H24 through buybacks and dividends

2 Differentiated fee revenue[3]:

- 32% of total revenue in 1H24; Wealth, Trust, and Cash Connect® fees generated 25% of total revenue
- Mortgage and Capital Markets capabilities

3 Highly attractive market position[4,5]:

- Uniquely positioned between larger out-of-market banks and smaller community banks/credit unions
- Ranked 6th in deposits for the 5th largest MSA depository in the country

4 Significant franchise investments:

- Technology – Salesforce© CRM, enterprise-wide data strategy, Trust Accounting System, updating payment platforms, and retail office bank account servicing
- Talent – Ongoing investment with multiple key hires announced in the past 12 months

5 Diverse customer base:

- C&I loans compose 35% of gross loans
- 49% of deposits from Consumer, 24% from Commercial, 13% from Small Business, and 13% from Wealth and Trust

6 Strong balance sheet:

- Capital ratios significantly above "well-capitalized" including the impact of effective AOCI[2]
- 1.67% ACL coverage ratio[2,6] and all 22 loan concentration limits within approved levels

[1] S&P Global; KBW Nasdaq Regional Banking Index (KRX) peer group pulled as of Aug 1, 2024
[2] This is a non-GAAP financial measure and should be considered along with results prepared in accordance with GAAP, and not as a substitute for GAAP results. See Appendix for reconciliation to GAAP financial information.
[3] All references to fee revenue in this presentation exclude intercompany allocations
[4] U.S. Census Bureau (2022), American Community Survey 1-Year Estimates
[5] FDIC and S&P Global. Data excludes brokered deposits, credit unions, and non-traditional banks; as of June 30, 2023. Also excludes TD Bank's 2035 Limestone Rd Wilmington, DE location
[6] 1.67% includes estimated remaining credit marks.

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Uniquely Positioned in Our Market

WSFS Financial Corporation

Greater Philadelphia is rich with businesses, talent and wealthy households holding investable assets; our position acts as a further catalyst for our relationship-banking and fee revenue success

7th
Largest MSA population[2]

7th
Largest MSA labor force[3]

5th
Largest MSA depository[2]

- Centrally located in the MA-NY-PA-MD/DC corridor; #1 mega-region globally by economic output
- MSA has over 6 million people and 2.5 million households
- One of nation's leading regions for academia and academic research; over 100 colleges and universities
- Diverse, established, and growing industries led by healthcare, biotech and logistics; #1 emerging U.S. startup ecosystem[4]
- Exclusively positioned between larger out-of-market banks and smaller community banks
- PA-NJ-DE has 8% of all U.S. households with over $1 million in investable assets[5]

Philadelphia-Wilmington-Camden MSA[1]

2023 Rank		Net Deposits (millions)	Market Share %
1	Wells Fargo	$34,134	15.6%
2	TD	$33,941	15.5%
3	Citizens	$25,765	11.8%
4	Bank of America	$25,106	11.5%
5	PNC	$21,962	10.1%
6	**WSFS Bank**	**$14,707**	**6.7%**
7	M&T	$10,681	4.9%
8	Santander	$7,407	3.4%
9	Truist	$5,405	2.5%
10	Univest	$5,069	2.3%
	85 Remaining	*$34,260*	*15.7%*

Capitalizing on the opportunity as the only local bank with a full suite of products and national scale

[1] FDIC and S&P Global. Data excludes brokered deposits, credit unions, and non-traditional banks; as of June 30, 2023. Also excludes TD Bank's 2035 Limestone Rd Wilmington, DE location
[2] Philadelphia-Wilmington-Camden MSA. U.S. Census Bureau (2022), American Community Survey 1-Year Estimates
[3] Bureau of Labor Statistics and ESRI (2022)
[4] Startup Genome (2020)
[5] Phoenix Marketing International

4

5 Performance Highlights 1 S&P Global; data for KBW Nasdaq Regional Banking Index (KRX) peers pulled as of Aug 1, 2024 2 These are non-GAAP financial measures and should be considered along with results prepared in accordance with GAAP, and not as a substitute for GAAP results. See Appendix for reconciliation to GAAP financial information. NIM Core Fee Revenue % Core Efficiency % Core PPNR % CET1 RatioEnding ACL % Core ROA % Core ROTCE Loans/Deposits 1H24 & FY23 WSFS Performance vs. KRX1,2 FY23 1H24 76% 70% 90% 90% 90% 89% 57% 92% 92% 43% 88% 80% 84% 80% 82% 92% 81% 72% 1H24 Earnings Reported ROA: 1.31% Core ROA: 1.28%2 Reported EPS: $2.24 Core EPS of $2.192 Reported ROTCE: 19.42% Core ROTCE: 19.01%2 Core Fee Rev. $162.5mm; up 24% compared to 1H232 1H24 Capital All capital ratios above “well- capitalized”, including the full impact of AOCI TBV of $25.20 per share; $10.85 to be realized from AOCI recapture2 TCE ratio improved to 7.56%2 Capital returned: $78.7mm Consistent quality earnings while growing the franchise and maintaining capital discipline

2024 Outlook *as presented in 2Q 2024 Supplement*

WSFS Financial Corporation

Focused on delivering sustainable top-quintile financial results and franchise growth

	Original FY Outlook[1]	Updated FY Outlook[1]	Commentary
Loan Growth	Mid-single digit	Mid-single digit	*Increased market share*
Deposit Growth	Low-single digit	Flat	*Driven by broad-based growth partially offset by Trust deposits; 4Q exit deposit beta of <55%*
Net Interest Margin	Range of 3.80% - 3.90%	Range of 3.80% - 3.90%	*4Q exit range of 3.85% - 3.90%*
Fee Revenue Growth	Double-digit	Double-digit	*Driven by Cash Connect® and Wealth & Trust*
Net Charge-offs	0.50% - 0.60%	0.50% - 0.60%	*~30 bps when excluding Upstart and NewLane*
Efficiency Ratio	+/- 60%	+/- 60%	*Continued franchise investment*
ROA[2]	+/- 1.20%	+/- 1.25%	*Reflects strong 1H results and 2H expectations*

Assumes continued flat interest rate environment and FY GDP of ~1% in 2024;
+/- 25bps would have a +/- 3bps annualized ROA impact

[1] The Company is not able to reconcile the forward-looking non-GAAP estimates set forth above to their most directly comparable GAAP estimates without unreasonable efforts because it is unable to predict, forecast or determine the probable significance of the items impacting these estimates with a reasonable degree of accuracy
[2] 25% effective tax rate assumed; unchanged from original outlook

6

Investing in the Future

WSFS Financial Corporation

Talent

Investing in internal Associates and attracting outside talent throughout the franchise with several recent role announcements below:

David Burg; EVP, CFO – Citigroup
Arthur Bacci; EVP, COO – WSFS
Jamie Hopkins; EVP, CWO – WSFS
Lisa Brubaker; EVP, CHRO – WSFS
Jasmine Yu; SVP, BMCM CIO – BNY Mellon
Donald Lyons; SVP, Wealth Dir. – WSFS
Angela Wagner; SVP, Wealth Dir. – Truist
Nara Lilly; SVP, Privacy Officer – Fintech
Stacey Ioia; SVP, Dir. Enterprise Fraud – WaFd
John Heiser; SVP, Senior PB RM – Wilm. Trust

- Double-digit new hires in Commercial, Wealth, NewLane, Cash Connect®, and Risk

Business Growth

- Bryn Mawr Capital Management acquired an RIA in late-2023 that expands our presence in southern Delaware and established a new presence in Florida.
- Cash Connect® capitalizing on market disruption as a primary competitor exited; became the #1 provider in the space
- Hiring in Commercial Lending teams with 10+ new RMs in past 12 months, including:

  Jamie Tranfalia; SVP, Sr. Mid. Mkt. – KeyBank
  Brooke Moyer; SVP, Loan Syndications – JPMC
- Established verticals to deepen market penetration (i.e., healthcare)
- Ramped up our Capital Markets team with three SVP new hires with deep expertise

Technology

Technology initiatives are expected to be ~$16 million in 2024, with a focus on the below:

- Executing enterprise-wide data strategy
- Retail office bank account servicing and teller platform update
- Integrating new Trust Accounting System
- Continuing development of 360-degree view of Customers and improved referrals within Salesforce©
- Enhancing nCino© (loan underwriting) and Terafina© (account opening) platforms
- Significant refresh of payment platforms

FIS salesforce ncino Terafina an NCR VOYIX company

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8 Franchise Growth & Performance $4.5 $4.9 $5.6 $6.8 $7.0 $7.2 $12.3 $14.3 $15.8 $19.9 $20.6 $20.7 0.98% 1.07% 1.14% 1.13% 1.21% 1.63% 1.61% 0.74% 1.80% 1.41% 1.38% 1.28% 0.00% 0.40% 0.80% 1.20% 1.60% 2.00% $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 1H24 Bi llio ns Total Assets Core ROA Notable Acquisitions 2013 – Array Financial (now WSFS Mortgage®) 2014 – First National Bank of Wyoming 2015 – Alliance Bank 2016 – Penn Liberty Bank 2016 – West Capital Management (now part of Bryn Mawr Capital Management) 2016 – Powdermill® Financial Solutions 2019 – Beneficial Bank 2022 – Bryn Mawr Bank Corporation 1 This is a non-GAAP financial measure and should be considered along with results prepared in accordance with GAAP, and not as a substitute for GAAP results. See Appendix for reconciliation to GAAP financial information Note: GAAP ROA is the following: 2021 – 1.82%, 2022 – 1.09%, 2023 – 1.33%, and 1H24 – 1.31% 1

Local Knowledge at a National Scale

WSFS Financial Corporation

Relationship-based banking generates high margins, resilient deposits, and fee opportunities

Significant fee revenue is a key differentiator and serves as a growth engine for the franchise and banking products

Commercial

Loans: $8.7 billion *Deposits: $3.9 billion*

- C&I, CRE, and Construction lending
- Treasury management
- Capital markets

Small Business

Loans: $1.5 billion *Deposits: $2.0 billion*

- C&I and CRE lending
- NewLane Finance®
- SBA lending

Consumer

Loans: $3.0 billion *Deposits: $8.0 billion*

- 88 branches & 579 ATMs
- Mortgages and personal loans
- Strategic partnerships

Private Wealth Management

1H24 Fees: $31.4 million *AUA/AUM[1]: $10.8 billion*

- Financial planning
- Family office services
- Succession and estate planning
- Investment management
- Charitable and foundation strategies

Personal Trust (BMT of DE)

1H24 Fees: $13.2 million *AUA/AUM[1]: $49.5 billion*

- Personal trust
- Unique assets
- Investment management
- Litigation management
- Business transactions

Institutional Services

1H24 Fees: $26.4 million *AUA[1]: $24.7 billion*

Corporate Trust and Global Capital Markets:

- Trustee and agent services
- Custody/escrow services
- Default/bankruptcy trustee
- Debt issuance markets

Cash Connect®

1H24 Fees: $57.4 million *Total Units: 43,103*

CashConnect® INNOVATING CASH LOGISTICS™ A WSFS COMPANY

- Bailment and courier solutions
- Currency and cash logistics services
- ATM and smart safe services
- Cash reconcilement and forecasting
- Loss protection solutions

[1] AUA represents Assets Under Administration and AUM represents Assets Under Management; AUM includes certain flat-fee assets

Note: Financials are as of June 30, 2024; unless otherwise stated

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Focused on Relationship-banking

Commercial			Small Business			Consumer		
Business Banking	Middle Market	Commercial Real Estate	NewLane Finance®	Banking	SBA Lending	Residential Mortgage	Consumer Banking	Consumer Partnerships

Bring a full suite of capabilities

Capabilities in treasury management, cash logistics and capital markets

Deep market experience

85+ dedicated relationship managers with deep expertise of local economy and industries

Averaging 20+ years of experience, including many with large bank experience

Commercial

- Goal of capturing >50% deposit-to-loan ratio
- Dedicated teams focused on healthcare and multi-cultural businesses


66%
Total loans
C&I
CRE
Construction

Small Business

- Adding talent and technology investment for growth opportunities


11%
Total loans
C&I
CRE
Leases

Consumer

- **88 Branches and 579 ATMs**
  - $185 million in deposits per branch
  - Branch NPS score of 84.8[1]
- **~150,000** digitally active Customers
- Niche mortgage products
- Installment, personal lines, HELOC, credit cards, and student loans
- Focused on technology and digital adoption


23%
Total loans
Spring EQ
Lendkey
Upstart
Banking
Mortgage

Access to local decision makers and executive leadership

Our clients receive a seamless and transparent customer experience

[1] Medallia; as of June 30, 2024. Net promotor score (NPS) is a customer loyalty and satisfaction measurement

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$20.7 $24.2 $34.6 $64.5 $78.1 $84.9 $0 $20 $40 $60 $80 $100 2019 2020 2021 2022 2023 1H24 Bi llio ns AUA AUM AUA and AUM 11 Wealth and Trust: Overview 5th largest wealth business amongst full-service banks under $100 billion in assets1 • Diversified Fee Revenue: • $71.0 million in 1H24, up 12% as compared to 1H23 • 59% of fees comes from non AUM-based services • Relationship and Client Growth: • ~14,000 Advisory Relationships • ~1,400 Institutional Clients • Exceptional Service: • Wealth NPS score of 82.02 • Leveraging the Bryn Mawr Trust® brand • Strategic Goals: • Gain market share and expand markets/partnerships • Increase referral opportunities • Deliver best-in-class service and value Premier Full-Service National Wealth and Trust Franchise 1 S&P Global; banks and thrifts with greater than $15 million annualized revenue generated from TTM (trailing twelve-month) fiduciary activities and between $5B to $100B in assets; data as of Aug 1, 2024 2 Medallia; as of June 30, 2024 22% 36% 41% 0% 10% 20% 30% 40% 50% 2021 2022 2023 1H24 Transaction-based Account-based AUM-based Fee Revenue Composition

12 Wealth and Trust: PWM and Personal Trust Private Wealth Management (PWM) 1H24 Fee Revenue: $31.4 million Personal Trust (BMT of DE) 1H24 Fee Revenue: $13.2 million Trustee and advisory services, financial planning, investment management, family office and traditional banking services to high-net- worth clients Bryn Mawr Trust®: • Wealth and Investment Management • Private Banking • Trust and Estate Services • Tax Planning • Charitable and foundation strategies Powdermill®: • Multi-family office specializing in providing independent solutions Personal trust and fiduciary services to advisors supporting individuals and families across the U.S. and internationally • Personal Trusts • Unique assets • Investment Management • Litigation Management • Business Transactions Utilizes Delaware and Nevada, two of the preeminent jurisdictions for the formation and maintenance of trusts 1H 2024 Highlights: • $44.6 million fee revenue; +10% compared to 1H23 • $51.3 billion AUA and $9.0 billion AUM • Referral success with nearly $100 million of AUM coming internally • $1.2 billion Private Banking deposits Strategic Opportunities: • Under 5% penetration rate of wealthy clients in our footprint; representing significant growth opportunity • Expanding strategic partnerships alongside referral programs • Distribute trust services more broadly to wealth, legal, and tax advisors $51.3 $9.0 $83.4 $0 $15 $30 $45 $60 $75 $90 $20 $30 $40 $50 $60 $70 2021 2022 2023 1H24 Fe e R ev en ue (M illi on s) AU A/ AU M (B illi on s) AUA/AUM and Fee Revenue AUA AUM Fee Revenue

13 Wealth and Trust: Institutional Services 1H 2024 Highlights: • $26.4 million fee revenue; +17% compared to 1H231 • $24.7 billion AUA; up 18% YTD • 5th most active trustee2 by number of deals • Over $1 billion in deposits Global Capital Markets (GCM) 1H24 Fee Revenue: $7.4 million Corporate Trust (CT) 1H24 Fee Revenue: $18.8 million A non-conflicted/independent provider of indenture trustee and agency services to corporations, entities and institutions. • Conventional Debt/Loan Agency • Bankruptcy and Restructuring • CLO Services • Escrow and Custody Services Clients are typically in the leveraged/distressed debt market Premier provider of trustee and agency services to corporations, entities and institutions. • Asset Securitizations • Warehouse Financing • Delaware Trustee • Escrow, Verification, and Custody Services Clients are typically loan originators/purchasers and investment banks Strategic Opportunities: • Growing at a double-digit revenue pace; multiple asset classes • Expanding opportunities in payment agent role and CLO market with our Moody’s rating • Capitalizing on brand awareness in international markets • Partnering with fintech companies for paying and verification agent services $24.7 $49.6 $0 $10 $20 $30 $40 $50 $60 $0 $5 $10 $15 $20 $25 $30 $35 $40 2021 2022 2023 1H24 Fe e R ev en ue (M illi on s) AU A (B illi on s) AUA and Fee Revenue AUA Fee Revenue Trust & Agency ServicesStructured Finance Debt Market Services 1 Includes special purpose entity (SPE) revenue 2 2024 Asset-Backed Alert; activity based on number of deals completed in first half of the year

14 Cash Connect® Cash Supported ~$1.7 billion cash managed • Oldest and largest vault cash provider in the ATM industry ATMs ~33,100 non-bank and 579 WSFS • One of the largest networks in footprint • Support over 75 ATM ISOs Smart Safes +710 safes or 8% YTD • Over 9,400 safes (~1,800 Customers) Managed Services Armored Carrier Management: • ~10,000 units Cash Reconcilement & Forecasting: • ~1,000 reconcilement units • ~5,000 forecasting units Loss Protection Fees: • ~17,000 units Leading National Provider of Cash Logistics and Services 33.7 9.4 43.1 0 10 20 30 40 50 2021 2022 2023 1H24 Th ou sa nd s Total Units Managed ATMs Safes Strategic Opportunities: • Double-digit fee revenue growth expected; market share and efficiency gains • Competitively priced product suite along with scale • Improve the Customer experience 0.45% 1.72% 0.00% 0.40% 0.80% 1.20% 1.60% 2.00% 2Q22 4Q22 2Q23 4Q23 2Q24 ROA Trend 1H24 fee revenue of $57.4 million; up 50% compared to 1H23

~29,000 small business customers; <1% market penetration in this segment • Market Opportunity: • $100+ billion segment with over 100,000 equipment dealers • Over 33 million small businesses nationwide • Granular with High-Yields and Collateral: • 9.8% 2Q24 origination yield • ~$33,000 average deal size • Asset Quality: • 2Q24 NCO: 0.54% of portfolio • 2Q24 Reserve: 2.51% of portfolio • 2Q24 DLQ: 1.38% of portfolio 15 NewLane Finance® $138 $0 $50 $100 $150 $200 $250 $300 $350 2022 2023 1H24 M ill io ns Leasing Originations $606 $0 $100 $200 $300 $400 $500 $600 $700 2Q 2022 2Q 2023 2Q 2024 M ill io ns NewLane Lease Balances1 Small Ticket Commercial Equipment Financing (Leasing) Strategic Goals: • Growth aligned with credit risk environment • Focused on industries with essential equipment 1 NewLane lease balances exclude acquired portfolios

13.07% 0% 3% 6% 9% 12% 15% $0.0 $0.6 $1.2 $1.8 $2.4 4Q18 4Q19 4Q20 4Q21 4Q22 4Q23 2Q24 Bi lli on s CET1 Well-Capitalized CET1 Ratio 16 Capital and Liquidity 81% 0% 20% 40% 60% 80% 100% $0 $4 $7 $11 $14 $18 $21 4Q18 4Q19 4Q20 4Q21 4Q22 4Q23 2Q24 Bi lli on s Gross Loans Customer Deposits L/D Ratio 14.32% 4% 7% 10% 13% 16% $0.0 $0.6 $1.2 $1.8 $2.4 $3.0 4Q18 4Q19 4Q20 4Q21 4Q22 4Q23 2Q24 Bi lli on s Total Capital Well-Capitalized TRBC Ratio 12.00% 0% 3% 7% 10% 13% 16% $0.0 $0.7 $1.4 $2.1 $2.8 $3.5 4Q18 4Q19 4Q20 4Q21 4Q22 4Q23 2Q24 Bi lli on s Total stockholders' equity Equity-to-assets ratio EOP Gross Loans / Customer Deposits Bank Common Equity Tier 1 (CET1) Common Equity / Total Assets Bank Total Risk Based Capital (TRBC) Capital and liquidity ratios support growth outlook Capital: • All capital ratios above “Well- Capitalized” even considering Effective AOCI1 • Returned 58% of earnings during the first half of the year; well above our routine buyback and dividend target of 35% • 50bps rate move would impact regulatory capital ratios ~40bps Liquidity: • 81% loan-to-deposit ratio • Wholesale funding capacity exceeds $10 billion • Investment portfolio generates ~$500 million cash flow annually 1 Effective AOCI ($742.3 million) includes AFS, HTM, and HTM unrecognized MTM; reported AOCI of ($642.9 million); values as of 6/30/24. This is a non-GAAP financial measures and should be considered along with results prepared in accordance with GAAP, and not as a substitute for GAAP results. See Appendix for reconciliation to GAAP financial information.

17 Asset Quality 1 Excludes the impact of PPP loans since March 2020 2 Includes non-accruing loans 3 This is a non-GAAP financial measure and should be considered along with results prepared in accordance with GAAP, and not as a substitute for GAAP results. See Appendix for reconciliation to GAAP financial information. 4 Ratio of quarterly net charge-offs to average gross loans 0.68% 0.0% 0.2% 0.4% 0.6% 0.8% 1.0% 1.2% 2Q 19 2Q 20 2Q 21 2Q 22 2Q 23 2Q 24 Delinquencies Govt. Guaranteed Student Loans 0.32% 0.0% 0.2% 0.4% 0.6% 0.8% 1.0% 2Q 19 2Q 20 2Q 21 2Q 22 2Q 23 2Q 24 0.44% 0.0% 0.2% 0.4% 0.6% 0.8% 2Q 19 2Q 20 2Q 21 2Q 22 2Q 23 2Q 24 19.93% 27.00% 10% 20% 30% 40% 50% 2Q 19 2Q 20 2Q 21 2Q 22 2Q 23 2Q 24 Classified Loans Problem Loans Delinquencies2 / Gross Loans1 Net Charge-Offs4 / Gross Loans1 Problem & Classified Loans / Tier 1 + ACL1 NPAs / Total Assets1 Proactive and systematic approach to asset quality • Well-reserved with a 1.67% ACL coverage ratio when including estimated remaining credit marks3 • Credit ratios within historical experience • Diversified loan portfolios with 22 distinct concentration limits • CRE: 225% vs. 300% limit • CRE Multifamily: 75% vs. 90% limit • CRE Office: 35% vs. 40% limit • CRE portfolio with long-standing sponsors, low LTVs and recourse options • Nearly all Commercial Customers have deposit and/or Wealth and Trust relationships

Appendix: Non-GAAP Information 18

19 Non-GAAP Information This presentation contains financial measures determined by methods other than in accordance with accounting principles generally accepted in the United States (GAAP). This presentation may include the following non-GAAP measures: • Adjusted Net Income (non-GAAP) attributable to WSFS is a non-GAAP measure that adjusts net income determined in accordance with GAAP to exclude the realized/unrealized gain (loss) on equity investments, net, Visa derivative valuation adjustment, FDIC special assessment, corporate development and restructuring expense, and contribution to WSFS CARES Foundation; • Core noninterest income, also called Core Fee Revenue, is a non-GAAP measure that adjusts noninterest income as determined in accordance with GAAP to exclude the impact of realized/unrealized gain (loss) on equity investments, net, and Visa derivative valuation adjustment; • Core fee revenue ratio (%) is a non-GAAP measure that divides (i) Core Fee Revenue by (ii) Core Net Revenue (tax-equivalent); • Core net interest income is a non-GAAP measure that adjusts net interest income to exclude the impact of certain dividends; • Core Earnings Per Share (EPS) is a non-GAAP measure that divides (i) Adjusted Net Income (non-GAAP) attributable to WSFS by (ii) weighted average shares of common stock outstanding for the applicable period; • Core Net Revenue is a non-GAAP measure that adds (i) core net interest income and (ii) Core Fee Revenue; • Core noninterest expense is a non-GAAP measure that adjusts noninterest expense as determined in accordance with GAAP to exclude FDIC special assessment, corporate development and restructuring expenses, and contribution to WSFS CARES Foundation; • Core Efficiency Ratio is a non-GAAP measure that divides (i) core noninterest expense by (ii) the sum of core interest income and Core Fee Revenue; • Core Return on Average Assets (ROA) is a non-GAAP measure that divides (i) Adjusted Net Income (non-GAAP) attributable to WSFS by (ii) average assets for the applicable period; • Tangible Common Equity (TCE) is a non-GAAP measure and is defined as total stockholders’ equity of WSFS less goodwill and other intangible assets; • TCE Ratio is a non-GAAP measure that divides (i) TCE by (ii) tangible assets; • Tangible assets is a non-GAAP measure and is defined as total assets less goodwill and other intangible assets; • Return on average tangible common equity (ROTCE) is a non-GAAP measure and is defined as net income allocable to common stockholders divided by tangible common equity; • Core ROTCE is a non-GAAP measure that is defined as adjusted net income (non-GAAP) attributable to WSFS divided by tangible common equity; • Net tangible income is a non-GAAP measure that adjusts net income determined in accordance with GAAP to exclude the impact of the amortization of intangible assets; • Core net tangible income is a non-GAAP measure that adjusts adjusted net income (non-GAAP) attributable to WSFS to exclude the impact of the amortization of intangible assets; • Tangible common book value per share (TBV) is a non-GAAP financial measure that divides (i) TCE by (ii) shares outstanding; • TBV excluding AOCI is a non-GAAP financial measure that adjusts TBV to exclude AOCI; • Pre-provision Net Revenue (PPNR) is a non-GAAP measure that adjusts net income determined in accordance with GAAP to exclude the impacts of (i) income tax provision and (ii) provision for credit losses; • Core PPNR is a non-GAAP measure that adjusts PPNR to exclude the impact of realized/unrealized gain (loss) on equity investments, net, Visa derivative valuation adjustment, FDIC special assessment, corporate development and restructuring expenses, and contribution to WSFS CARES Foundation; • PPNR % is a non-GAAP measure that divides (i) PPNR (annualized) by (ii) average assets for the applicable period; • Core PPNR % is a non-GAAP measure that divides (i) core PPNR (annualized) by (ii) average assets for the applicable period; and • Core Return on Average Equity (ROE) is a non-GAAP measure that divides (i) Adjusted Net Income (non-GAAP) attributable to WSFS by (ii) average stockholders’ equity for the applicable period. • Effective AOCI is a non-GAAP measure that adds (i) unrealized losses on AFS securities, (ii) unrealized holding losses on securities transferred from AFS to HTM, and (iii) unrecognized fair value losses on HTM securities; • Adjusted risk weighted assets is a non-GAAP measure that adjusts the Bank’s risk weighted assets determined in accordance with GAAP to exclude our AFS and HTM securities; • Adjusted average assets is a non-GAAP measure that adjusts the Bank’s average assets determined in accordance with GAAP to exclude our AFS and HTM securities; • Adjusted tangible assets is a non-GAAP measure that adjusts risk weighted assets determined in accordance with GAAP to exclude our AFS and HTM securities ; • Adjusted TCE is a non-GAAP measure that adjusts TCE to exclude unrecognized fair value losses on HTM securities; • Adjusted TCE ratio is a non-GAAP measure (i) adjusted TCE by (ii) adjusted tangible assets; • Adjusted total risk-based capital is a non-GAAP measure that adjusts total risk-based capital determined in accordance with GAAP to exclude effective AOCI; • Adjusted total risk-based capital ratio is a non-GAAP measure that divides (i) adjusted total risk-based capital by (ii) adjusted risk weighted assets; • Adjusted common equity Tier 1 capital is a non-GAAP measure that adjusts common equity Tier 1 capital determined in accordance with GAAP to exclude effective AOCI; • Adjusted common equity Tier 1 capital ratio is a non-GAAP measure that divides (i) adjusted common equity Tier 1 capital by (ii) adjusted risk weighted assets; • Adjusted Tier 1 capital is a non-GAAP measure that adjusts Tier 1 capital determined in accordance with GAAP to exclude effective AOCI; • Adjusted Tier 1 leverage ratio is a non-GAAP measure that divides (i) adjusted Tier 1 capital by (ii) adjusted average assets. • Coverage ratio including the remaining credit marks is a non-GAAP measure that adjusts the coverage ratio to include the impact of the remaining credit marks on the acquired loan portfolios.

Non-GAAP Information

WSFS Financial Corporation

(dollars in thousands)	For the six months ended June 30, 2024		For the six months ended June 30, 2023		For the year ended December 31, 2023	
Net interest income (GAAP)	$	**349,727**	$	364,374	$	725,103
Core net interest income (non-GAAP)	$	**349,727**	$	364,374	$	725,103
Noninterest income (GAAP)	$	**167,455**	$	129,998	$	289,871
(Plus)/less: Unrealized (loss) gain on equity investments, net		**—**		(4)		329
Less: Realized gain on sale of equity investment, net		**2,130**		—		9,493
Less/(plus): Visa derivative valuation adjustment		**2,829**		(1,105)		(2,460)
Core fee revenue (non-GAAP)	$	**162,496**	$	131,107	$	282,509
Core net revenue (non-GAAP)	$	**512,223**	$	495,481	$	1,007,612
Core net revenue (non-GAAP) (tax-equivalent)	$	**512,984**	$	496,492	$	1,009,427
Noninterest expense (GAAP)	$	**304,840**	$	274,298	$	561,633
Less: FDIC special assessment		**880**		—		5,052
Less: Corporate development expense		**366**		3,536		3,931
Plus: Restructuring expense		**—**		(787)		(230)
Less: Contribution to WSFS CARES Foundation		**—**		—		2,000
Core noninterest expense (non-GAAP)	$	**303,594**	$	271,549	$	550,880
Core efficiency ratio (non-GAAP)		**59.2 %**		54.7 %		54.6 %
Core fee revenue ratio (non-GAAP)(tax-equivalent)		**31.7 %**		26.4 %		28.0 %

(dollars in thousands, except per share data)	As of June 30, 2024	
Total assets (GAAP)	$	**20,744,530**
Less: Goodwill and other intangible assets		**996,181**
Total tangible assets (non-GAAP)	$	**19,748,349**
Total stockholders' equity of WSFS (GAAP)	$	**2,489,580**
Less: Goodwill and other intangible assets		**996,181**
Total tangible common equity (non-GAAP)	$	**1,493,399**
Number of shares of common stock outstanding (000s)		**59,261**
Equity to asset ratio (GAAP)		**12.00 %**
Tangible common equity to tangible assets ratio (non-GAAP)		**7.56 %**
Calculation of tangible common book value (TBV) per share excluding AOCI:		
Total stockholders' equity of WSFS (GAAP)	$	**2,489,580**
Total tangible common equity (non-GAAP)	$	**1,493,399**
Less: AOCI		**(642,878)**
Tangible common equity ex-AOCI (non-GAAP)	$	**2,136,277**
Number of shares of common stock outstanding (000s)		**59,261**
Book value per share (GAAP)	$	**42.01**
Tangible common book value per share (non-GAAP)	$	**25.20**
Tangible common book value per share excluding AOCI (non-GAAP)	$	**36.05**

(dollars in thousands)	As of June 30, 2024	
Calculation of effective AOCI:		
Unrealized losses on AFS securities	$	**549,039**
Unrealized losses on securities transferred from AFS to HTM		**84,046**
Unrecognized fair value on HTM securities		**109,186**
Effective AOCI (non-GAAP)	$	**742,271**

20

Non-GAAP Information

(dollars in thousands, except per share data)	For the six months ended June 30, 2024	For the year ended December 31, 2023
GAAP net income attributable to WSFS	$ 135,034	$ 269,156
Plus/(less): Pre-tax adjustments[1]	(3,713)	3,391
Plus: Tax adjustments: BOLI surrender	—	7,056
(Plus)/less: Tax impact of pre-tax adjustments	776	(764)
Adjusted net income (non-GAAP) attributable to WSFS	$ 132,097	$ 278,839
Net income (GAAP)	$ 134,931	$ 269,025
Plus: Income tax provision	42,459	96,245
Plus: Provision for credit losses	34,952	88,071
PPNR (Non-GAAP)	$ 212,342	$ 453,341
Plus/(less): Pre-tax adjustments[1]	(3,713)	3,391
Core PPNR (Non-GAAP)	$ 208,629	$ 456,732
Average Assets	$ 20,740,871	$ 20,203,037
PPNR % (Non-GAAP)	2.06 %	2.24 %
Core PPNR % (Non-GAAP)	2.02 %	2.26 %
Earnings per share (diluted)(GAAP)	$ 2.24	$ 4.40
Plus/(less): Pre-tax adjustments[1]	(0.06)	0.05
Plus: Tax adjustments: BOLI surrender	—	0.12
(Plus)/less: Tax impact of pre-tax adjustments	0.01	(0.02)
Core earnings per share (non-GAAP)	$ 2.19	$ 4.55

(dollars in thousands, except per share data)	For the six months ended June 30, 2024	For the year ended December 31, 2023
Calculation of return on average tangible common equity:		
GAAP net income attributable to WSFS	$ 135,034	$ 269,156
Plus: Tax effected amortization of intangible assets	5,980	11,724
Net tangible income (non-GAAP)	$ 141,014	$ 280,880
Average stockholders' equity of WSFS	$ 2,461,412	$ 2,300,467
Less: Average goodwill and intangible assets	1,001,053	1,008,128
Net average tangible common equity	$ 1,460,359	$ 1,292,339
Return on average equity (GAAP)	11.03 %	11.70 %
Return on average tangible common equity (non-GAAP)	19.42 %	21.73 %
Calculation of core return on average tangible common equity:		
Adjusted net income (non-GAAP) attributable to WSFS	$ 132,097	$ 278,839
Plus: Tax effected amortization of intangible assets	5,980	11,724
Core net tangible income (non-GAAP)	$ 138,077	$ 290,563
Net average tangible common equity	$ 1,460,359	$ 1,292,339
Core return on average equity (non-GAAP)	10.79 %	21.58 %
Core return on average tangible common equity (non-GAAP)	19.01 %	22.48 %

[1] Pre-tax adjustments include realized/unrealized gain (loss) on equity investments, net, Visa derivative valuation adjustment, FDIC special assessment, corporate development and restructuring expense, and contribution to WSFS CARES Foundation.

21

Non-GAAP Information

WSFS Financial Corporation

(dollars in thousands)	2013	2014	2015	2016
	For the year ended December 31,			
Net Income (GAAP)	$ 46,882	$ 53,757	$ 53,533	$ 64,080
Adj: Plus/(less) core (after-tax)[1]	(4,290)	(4,632)	4,407	4,323
Adjusted net income (non-GAAP)	$ 42,592	$ 49,125	$ 57,940	$ 68,403
Average Assets	$4,365,389	$4,598,121	$5,074,129	$6,042,824
GAAP ROA	1.07 %	1.17 %	1.05 %	1.06 %
Core ROA (non-GAAP)	0.98 %	1.07 %	1.14 %	1.13 %

(dollars in thousands)	2017	2018	2019	2020
	For the year ended December 31,			
Net Income (GAAP)	$ 50,244	$ 134,743	$ 148,809	$ 114,774
Adj: Plus/(less) core (after-tax)[1]	32,597	(20,436)	36,295	(18,126)
Adjusted net income (non-GAAP)	$ 82,841	$ 114,307	$ 185,104	$ 96,648
Average Assets	$6,820,471	$7,014,447	$11,477,856	$13,148,317
GAAP ROA	0.74 %	1.92 %	1.30 %	0.87 %
Core ROA (non-GAAP)	1.21 %	1.63 %	1.61 %	0.74 %

(dollars in thousands)	For the year ended December 31, 2021	2022	2023	For the six months ended June 30, 2024
Net Income (GAAP)	$ 271,442	$ 222,375	$ 269,156	**$ 135,034**
Adj: Plus/(less) core (after-tax)[1]	(2,893)	48,310	9,683	**(2,937)**
Adj: Plus BMT LD1 initial provision (after-tax)	—	17,565	—	—
Adjusted net income (non-GAAP)	$ 268,549	$ 288,250	$ 278,839	**$ 132,097**
Average Assets	$14,903,920	$20,463,695	$20,203,037	**$20,740,871**
GAAP ROA	1.82 %	1.09 %	1.33 %	**1.31 %**
Core ROA (non-GAAP)	1.80 %	1.41 %	1.38 %	**1.28 %**

[1] For details on our core adjustments for full-year 2013 through 2023 refer to each years' respective fourth quarter Earnings Release filed at Exhibit 99.1 on Form 8-K

22

23 Stockholders or others seeking information regarding the Company may call or write: WSFS Financial Corporation Investor Relations WSFS Bank Center 500 Delaware Avenue Wilmington, DE 19801 302-504-9857 stockholderrelations@wsfsbank.com www.wsfsbank.com Rodger Levenson Chairman, President and CEO 302-571-7296 rlevenson@wsfsbank.com Arthur J. Bacci Chief Wealth Officer and Interim CFO 302-504-1407 abacci@wsfsbank.com Andrew Basile Head of Investor Relations 215-864-3547 abasile@wsfsbank.com